Goodwill	12 Months Ended
Jun. 30, 2018
Intangible Assets [Abstract]
Goodwill
Goodwill

2018	£’000
Cost
At 1 July 2017	16,198
Acquired through business combinations	24,212
Effect of foreign exchange translations	652
At 30 June 2018	41,062

2017
Cost
At 1 July 2016	11,321
Acquired through business combinations	4,200
Effect of foreign exchange translations	677
At 30 June 2017	16,198

Net book value
At 30 June 2018	41,062
At 30 June 2017	16,198

The Group has one Cash Generating Unit (“CGU”) and accordingly goodwill is reported under one CGU.
During 2018, the Group acquired 100% of Velocity Partners, LLC (“Velocity Partners”) voting rights and obtained control of Velocity Partners, which resulted in an increase in goodwill of £24,212,000. All goodwill is recorded in local currency. Additions are converted at the exchange rate on the date of the transaction and the goodwill at the end of the year is stated at closing exchange rates.
During 2017, the Group acquired 100% of Integrated Systems Development Corporation (“ISDC”) voting rights and obtained control of ISDC, which resulted in an increase in goodwill of £4,200,000. All goodwill is recorded in local currency. Additions are converted at the exchange rate on the date of the transaction and the goodwill at the end of the year is stated at closing exchange rates.
Goodwill Impairment Testing
Goodwill is not amortised and is tested for impairment at least annually or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Events or changes in circumstances that could trigger an impairment review include a significant adverse change in business climate, an adverse action or assessment by a regulator, unanticipated competition, a loss of key personnel, significant changes in the manner of our use of the acquired assets or the strategy for our overall business, significant negative industry or economic trends, or significant underperformance relative to expected historical or projected future results of operations.
For the year ended 30 June 2018, the Board reviewed the value of goodwill based on internal value in use calculations. The key assumptions for these calculations are discount rates, growth rates and expected changes to gross margins during the period. The growth rates for the analysed period are based on management’s expectations of the medium-term performance of the acquired businesses, planned growth market shares, industry forecasts and growth in the market. These calculations used five-year cash flow projections based on financial budgets approved by management and assumed a 1.5% terminal growth rate thereafter.
The key assumptions used in the assessments for the years ended 30 June 2018 and 2017 are as follows:

	2018	2017
Growth rate	20%	25%
Discount rate	15.7%	19.5%
Terminal growth rate	1.5%	1.5%

Management’s impairment assessment for 2018 and 2017 indicates value in use substantially in excess of the carrying value of goodwill. Management therefore believes that no reasonably possible change in any of the above key assumptions would cause the carrying value of the unit to materially exceed its recoverable amount.
As at 30 June 2018 and 30 June 2017, there were no indicators of impairment that suggested that the carrying amount of the Group’s goodwill is not recoverable.